Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) dated July 7, 2021 is entered into by and among Moving iMage Technologies, Inc., a Delaware corporation (“Parent”), and the equity holders of LLC listed on the signature pages of this Agreement (the “Members”).

RECITALS

A.            Each Member holds Class B Membership Units of LLC as specified in the attached Schedule A (each, an “LLC Unit” and together, the “LLC Units”).

B.            Parent is conducting an initial public offering of its common stock, par value $0.00001 per share (the “Common Stock”), pursuant to that certain Registration Statement on Form S-1, as amended (Registration No. 333-234159), (the “Registration Statement”).

C.            Immediately prior to the effective date of the Registration Statement, the Members desire to assign and transfer to Parent, and Parent desires to acquire, all of the LLC Units in exchange for a certain number of shares of Common Stock of Parent as set forth on Schedule A hereto (the “Exchange”).

D.            As a result of the Exchange, (i) LLC will be a wholly-owned subsidiary of Parent, and (ii) Parent will issue to the Members the number of shares of Common Stock of Parent corresponding to such Member’s name set forth on Schedule A hereto.

E.            The Members intend that the Exchange will qualify for non-recognition of gain or loss under Section 351 and Section 354 of the Internal Revenue Code of 1986, as amended.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Assignment of Interest; Issuance of Interests. The following shall be effective immediately prior to the effective date of the Registration Statement:

1.1            Each Member hereby assigns, transfers and conveys to Parent all right, title and interest of such Member in and to his/her/its LLC Units, free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character. Each Member understands and agrees that as a result of the transfer of his/her/its LLC Units to Parent pursuant to this Agreement, such Member shall no longer have any ownership rights (economic or otherwise) in LLC.

1.2            In exchange for the assignment, transfer and conveyance of the LLC Units set forth in Section 1.1, Parent hereby issues to each Member the number of shares of Common Stock set forth on Schedule A hereto corresponding to the name of such Member on Schedule A hereto (each, a “Share” and together, the “Shares”).

2.              Acceptance. Parent hereby accepts the foregoing assignment, transfer and conveyance of the LLC Units.

3.              Representations of Each Member. Each Member hereby represents and warrants to Parent as follows:

3.1            Authority. The Member has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement executed by the Member Investor is a valid and binding obligation of such Member, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Member

3.2            Title. The Member has good and marketable title to his/her/its LLC Units, free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character. The Member is the sole beneficial owner of the LLC Units. The Member has the right and authority to sell the LLC Units to Parent pursuant to this Agreement and without any third party consent. The Member has not sold, assigned, or transferred such Member’s LLC Units, and has not transferred or assigned any claim, right or interest associated therewith.

3.3            Investment Representations.      The Member is aware of, and has had an opportunity to discuss with management, Parent’s business, management, financial condition and the terms and conditions of the acquisition of the Shares and has acquired sufficient information about Parent to reach an informed and knowledgeable decision to acquire the Shares. The Member has such knowledge, sophistication and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of acquiring the Shares. The Member is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

3.4            Taxation Representations. The Member understands that such Member may suffer adverse tax consequences as a result of Member’s acquisition or disposition of the Shares. The Member represents that such Member has consulted any tax consultants that such Member deems advisable in connection with the acquisition of the Shares and that such Member is not relying on Parent for any tax advice.

3.5            Member Intent. The Member is acquiring the Shares for the Member’s own account as principal, for investment purposes only, and not for any other person and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable provision of state law. The Member has not entered into any written or oral agreement to sell, transfer or otherwise dispose of the Shares and does not have any present intention to transfer the Shares to any other person or entity.

3.6            Accredited Investor. The Member is an “accredited investor” as defined in Rule 501(a) of the Securities Act. The Member is not nor any of its Rule 506(d) Related Parties (as defined below) is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

3.7            No General Solicitation. At no time (a) has the Member or, if applicable, any of its officers, directors, employees or other agents, been presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the acquisition of the Shares or the Exchange, whether or not such advertising or solicitation was received directly from Parent or indirectly from a broker, finder or other person or entity, nor (b) has the Member or, if applicable, any of its officers, directors, employees or other agents attended any public meeting or seminar concerning the acquisition of the Shares.

3.9            Non-contravention. The Member is not obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with such Member’s ability to comply with such Member’s obligations under this Agreement. The execution and delivery of this Agreement by such Member will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which such Member is now obligated.

3.10          Residence. The Member resides in the state/country identified in the address of the Member set forth on such Member’s signature page to this Agreement.

4.            Agreements and Acknowledgements of Members. Each Member hereby agrees and acknowledges, each with respect to himself or herself only, to the Parent as follows:

4.1            No Registration. The Member understands and agrees that the Shares are being, or will be, acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Member’s investment intent as expressed herein. The Member acknowledges that Parent has no obligation to register or qualify the Shares, or any shares or securities of Parent into which the Shares may be converted, for resale. The Member further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to Parent which are outside of the Member’s control, and which Parent is under no obligation and may not be able to satisfy.

4.2            Limitations on Disposition and Resale. The Member understands and acknowledges that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and have not been registered under the Securities Act or the securities laws of any state and, unless such shares are so registered, they may not be offered, sold, transferred or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable securities laws of any state or foreign jurisdiction. The Member understands that he/she/it may not be able to liquidate his/her/its investment in the Shares and agrees not to sell, transfer or otherwise dispose of the Shares unless such shares have been so registered or an exemption from the requirement of registration is available under the Securities Act and any applicable state securities laws. The Member recognizes that there will not be any public trading market for the Shares, and, as a result, the Member may be unable to sell or dispose of the Shares.

4.3            Legend. The Member acknowledges and agrees that certificates evidencing the Shares will bear the following legend (or one to substantially similar effect):

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

5.            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the relevant signature page hereto, or to such address as subsequently modified by written notice given in accordance with this Section 6. If notice is given to Parent, it shall be sent to 17760 Newhope Street, Fountain Valley, CA 92075, Attention: Phil Rafnson; with a copy (which shall not constitute notice) to Manatt, Phelps & Phillips, LLP, 2049 Century Park East, Suite 1700, Los Angeles, CA 90067, Attention: Katherine Blair, Esq.

7.              Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns. LLC is an intended third party beneficiary of this Agreement.

8.              Governing Law and Venue. This Agreement shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of Delaware, without regard to choice-of-law provisions. Each Member hereby consents to personal and exclusive jurisdiction and venue of any state or federal court located in Los Angeles, California. Each Member agrees that the prevailing party in any legal action shall be awarded its reasonable attorneys’ fees and costs.

9.              Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

10.            Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

11.            Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

Moving iMage Technologies, Inc.,
a Delaware corporation

By:	/s/ Phil Rafnson
Name: Phil Rafnson
Title: Chief Executive Officer

[PARENT SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: Sound Management Investors, LLC

By:	/s/ Philip L. Rafnson
Name Philip L. Rafnson
Title: President/Owner

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: Joe Delgado

/s/ Joe Delgado
(signature)

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: Bevan Wright

/s/ Bevan Wright
(signature)

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: Glenn Sherman Estate

By:	/s/ Inamarie Sherman
Name: Inamarie Sherman
Title:

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: David Richards

/s/ David Richards
(signature)

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: Jerry Van de Rydt

/s/ Jerry Van de Rydt
(signature)

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: Tom Lipiec

/s/ Tom Lipiec
(signature)

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

MEMBER: Frank Tees

/s/ Frank Tees
(signature)

Address:

[MEMBER SIGNATURE PAGE TO EXCHANGE AGREEMENT]

SCHEDULE A

List of Members and Exchanged LLC Units for Shares

Name	LLC Units to be Exchanged	Shares of Parent to be Issued
Sound Management Investors, LLC	4,627	1,098,328
Joe Delgado	1,164	276,303
Bevan Wright	1,344	319,030
Glenn Sherman Estate	618	146,698
David Richards	736	174,707
Jerry Van de Rydt	643	152,631
Tom Lipiec	418	99,222
Frank Tees	350	83,081

[Schedule A]